SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2005

                            EAGLE BULK SHIPPING INC.
(Exact name of each Registrant as specified in its Charter)

        Marshall Islands               000-51366                 98-0453513
(State or other jurisdiction       (Commission File Number)     (IRS employer
incorporation of or organization)                            identification no.)



         29 Broadway
      New York, New York                                           10006
  (Address of principal executive                                (Zip Code)
            offices)

(Registrant's telephone number, including area code): (212) 785-2500

Item 7.01.        Regulation FD

On October 26, 2005, the Registrant issued a press release announcing that it has taken delivery of the Merlin, a 2001 built Supramax dry bulk vessel. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1

                       Eagle Bulk Shipping, Inc. Announces
                       Delivery of Supramax Drybulk Vessel

NEW YORK, NY, October 26, 2005 -- Eagle Bulk Shipping Inc. (Nasdaq: EGLE), the largest U.S. based owner of Handymax dry bulk vessels, announced today that it has taken delivery of the m/v Merlin, a 2001 built 50,296 dwt Supramax dry bulk vessel.

Immediately upon its delivery to the Company, the vessel will commence a 24 to 26 month time charter at a rate of $24,000 per day.

About Eagle Bulk Shipping Inc.
------------------------------

Eagle Bulk Shipping Inc. is a Marshall Islands corporation headquartered in New York City. We are the largest U.S. based owner of Handymax dry bulk vessels, which are dry bulk vessels that range in size from 35,000 to 60,000 deadweight tons, or dwt, and transport a broad range of major and minor bulk cargoes, including iron ore, coal, grain, cement and fertilizer, along worldwide shipping routes. Our strategy is to charter our modern fleet primarily pursuant to one- to three-year time charters to allow us to take advantage of the stable cash flow and high utilization rates that are associated with medium- to long-term time charters.

Forward-Looking Statement
-------------------------

Matters discussed in this release may constitute forward-looking statements. Forward-looking statements reflect our current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.

The forward-looking statements in this release are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.

Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

     Visit our website at http://www.eagleships.com
                          -------------------------

Investor Contact                        Media Contact
Alan Ginsberg                           Jon Morgan
Chief Financial Officer                 Kekst and Company
212-785-2500                            212-521-4800

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 26, 2005
                                   EAGLE BULK SHIPPING INC.

                                   By: /s/ Sophocles N. Zoullas
                                       ------------------------
                                           Sophocles N. Zoullas
                                           Chief Executive Officer and President

25083.0001 #612250